UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2004

Date of Report (Date of earliest event reported)

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

(949) 759-5900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Registrant, dated October 20, 2004, reporting the Registrant’s financial results for the quarter ended September 30, 2004.

     The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Text of press release, dated October 20, 2004, of the Registrant

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: October 20, 2004	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

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